Exhibit 99.2

This presentation contains forward-looking statements. These statements are based on management's current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances. The company undertakes no responsibility for updating these statements. Readers of this presentation should understand that these statements are not guarantees of performance or results. Many factors could affect the company's actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements. These factors include, among other things, availability and prices of raw materials, product pricing, future economic circumstances, industry conditions, the company's ability to execute its operating plans, the competitive environment and related market conditions, operating efficiencies, the ultimate impact of the company's recalls, access to capital, actions of governments and regulatory factors affecting the company's businesses and other risks described in the company's reports filed with the Securities and Exchange Commission. The company cautions readers not to place undue reliance on any forward-looking statements included in this presentation, which speak only as of the date made. Note on Forward-Looking Statements

Total FY2008 Revenue: $11.6 Billion Consumer Foods $7.5 Billion Commercial Foods $4.1 Billion

The Next Phase - Refining Our Focus Stronger Brand Foundation Financial Priorities and Outlook

Strengthening the Foundation Past: Pre - 2006 Holding Company Independent operating companies Deal driven All brands must grow

Strengthening the Foundation Culture Wiring Infrastructure Cost structure Innovation pipeline Marketing fundamentals Divestitures Recent: 2006 - 2008 Fundamentals

Future: Strong Operating Company Focus 2009 & Beyond: Operating Excellence 5 strategic business priorities Innovation: Fewer, Bigger, Better Insights driven marketing & selling Supply chain excellence

Developing Our Strategic Priorities More granular analysis of our portfolio Detailed evaluation of market growth opportunities Creates direction for resource priorities Capital Innovation A&P / G&A investments

Strategic Priorities Sustainable, Profitable Growth Convenient Meals Potatoes Snacks Meal Enhancers Specialty 1 2 3 4 5

Convenient Meals Health & Wellness Restaurant Quality Value Kids

Healthy Choice Cafe Steamers $140 million+ annualized sales Industry-wide: The best selling new food / beverage product in the first half of 2008!* *Source: IRI

Followed By...Healthy Choice Asian-Inspired Cafe Steamers Objective: Extend platform & taste profiles Highly incremental Asian SKUs hold #1, #2 position among CAG Steamer products

Healthy Choice Fresh Mixers Steaming platform brought to shelf stable New day part: portable lunch Estimated to be 50% incremental to the category

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Healthy Choice Fresh Mixers

Consumer Trend Restaurant quality at home Transformation New cuisine, New occasion Innovation: Al Dentes, Sautes Consumer Trend Value is more important than ever Transformation Transforming $1 meals Maintaining key opening price points Consumer Trend Holistic health through positive nutrition Transformation Reinventing Healthy Choice Innovation, package design, advertising Frozen Foods Transformation

Strong brand awareness Today's Healthy Choice skews towards older consumers and dieters Significant opportunity to enhance nutrition and improve taste and packaging Tomorrow's Healthy Choice platform meets consumer lifestyle demands for: - Restaurant quality - Lighter entrees - Health & wellness - Contemporary flavors Healthy Choice Market Realities

Healthy Choice Packaging Old New

Healthy Choice Renovation Branding • Taste • Quality • Positive Nutrition Complete Meals Total renovation (Whole Grain-Fiber-Protein) Improved taste & quality Core Entrees Total renovation (Whole Grain-Fiber) Improved taste & quality Steamers Asian expansion Outstanding momentum New All Natural Entrees Meatless Contemporary taste Proactive health All natural

NEW!

Healthy Choice All Natural

ConAgra Foods

All Natural Meatless Entrées

Contemporary
Taste.

- Sweet Asian Potstickers
- Pumpkin Squash Ravioli
- Portabella Spinach Parmesan
- Tomato Basil Penne
- Mediterranean Pasta
- Portabella Marsala Pasta



New!
Healthy Choice
All Natural
Pumpkin
New!
Healthy Choice
All Natural
Sweet Asian Potstickers
New!
Healthy Choice
All Natural
Portabella Spinach Parmesan

Proactive
Nutrition.

- Whole Grains
- Antioxidants
- Vitamins ACE
- Lycopene

Real Food.

All Natural. No Additives. No Preservatives
100% Extra Virgin Olive Oil, Sesame Oil, Whole Grains

Healthy Choice Marketing Celebrity spokesperson New target 360° campaign Begins March 30 Coming Soon ....Stay tuned!

Marie Callender's Marie Callender's great tasting, home-style meals have grown at a 13% CAGR since FY2004 Restaurant fresh, restaurant delicious! New Marie Callender's items have significant upside potential Market Realities

Very strong consumer demand for high quality pasta offerings Marie Callender's Al Dente takes frozen food to an entirely different level Tray-in-tray steaming means exceptional pasta, crisp vegetables, tender meats CAG's highest scoring product ever in consumer in-home testing Exceeds consumer expectations on all dimensions Value, liking, uniqueness

Al Dente consumer scores even higher than Healthy Choice Cafe Steamers! Al Dente Steamers Purchase Intent Liking Value Uniqueness Better than Expected

Marie Callender's Sautes Restaurant quality Chef inspired Meals for 2 "Cook" involvement

"I feel good when I give my family Banquet because they are getting a full balanced meal, and they are nourished to perform well." "THANK YOU so much for the good hot meal for less. Please, please, please don't raise the prices. They are perfect!" Share leader in SS economy segment Highest penetration Most units sold per household Highest repeat rate # Banquet captures highest consumer loyalty in frozen value segment 121 114 Banquet Michelina's Swanson Creative Subject to Change Consumer Feedback Private Label 100 260+ Indexed: Private Label = 100 Source: IRI

Banquet Renovation It's all about value $1 dinners = Key opening price point Strong brand loyalty Scale enables efficiencies Banquet margins ranged significantly across SKUs Market Realities

Banquet Renovation "Working backward" from $1 price point objective No quality compromise SKU elimination and right-sizing New items

Banquet Renovation: Win - Win - Win Consumer gets $1 dinner Customer traffic grows ConAgra Foods improves margins

Potatoes

Foodservice Foodservice Domestic International Retail Annual Sales $1.5 billion $400 million $200 million Key Customers Market Position #1 in North America #2 Globally #1 in North America #2 Globally Lamb Weston strong in Private Label Lamb Weston Gold standard in customer service & innovation World class procurement & input operations Supply chain & scale efficiencies

Lamb Weston: Diverse Offerings Help Customers Grow

13 plants 7.5 billion pounds processed annually! Lamb Weston

Lamb Weston Net Sales FY2000 FY2001 FY2002 FY2003 FY2004 FY2005 FY2006 FY2007 FY2008 FY2009 est East 1200 1200 1300 1300 1400 1500 1600 1700 2000 2250 (in Millions)

Alexia: Growing a Premium All-Natural Brand

Snacks

Snacks $1.1 billion annual revenue in warehouse snacks Popcorn, meat sticks and seeds Private label fruit snacks and grain bars Snacking a core and growing part of today's lifestyles Snacks provides strong platform to expand healthy, better-for-you offerings

Orville Redenbacher's: Healthier Snacking

Deliberate Mix Shift Popcorn Business

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Private Label: Significant Snacks Business Very important categories to key customers A high-potential, growing part of ConAgra Foods' snacks portfolio Solid margins given no marketing investment is required

Breakthrough Snack Innovation Premium, great taste, natural better-for-you appeal

Exceptional taste and textures Snacking innovation that delivers exceptional taste and a big crunch Made using only the finest whole, thick cut slices of real potatoes or onions Never processed, extruded, pressed or formed More healthful than regular chips Made from 100% real vegetables Natural seasonings No additives or preservatives 0g trans fat Waffle Fries have 25% less fat than regular chips Savory Snacks from 100% Real Vegetables!

Slim Jim

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Strengthening the Foundation: Marketing Emphasis Culture Wiring Infrastructure Cost structure Innovation pipeline Marketing fundamentals Divestitures Recent: 2006 - 2008 Fundamentals

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Financial Priorities and Outlook

Financial Priorities for Sustainable, Profitable Growth Healthy balance sheet and liquidity Strong investment grade credit rating Access to credit markets to fund operations Continued access to commercial paper markets $1.5 billion revolving credit facility in place through December 2011

Financial Priorities for Sustainable, Profitable Growth Focus on operating cash flow Margin $ improvement to support earnings growth and brand reinvestment Narrow the spread between ConAgra Foods and competitor operating margins Improving ROIC driven by Margin $ growth Working capital and CAPEX discipline Dividend payout attractive among peer set - top tier

Economic Environment Key Elements Inflation Cost control Pricing

Economic Environment: Inflation Inflation moderating, but still up year-over-year Certain commodity cost trends are favorable, but aggregate input costs are still higher than prior year Mixed outlook for FY2010 Lower commodity costs across many key inputs - edible oils, energy, grains Continued pressure on proteins, vegetables, and steel Inflation in the range of $500 million for Consumer Foods in FY2009 FY2007 FY2008 FY2009 est East 160 480 500

Economic Environment: Controlling Costs

- **Sustained supply chain savings in Consumer Foods**
  - Cumulative ≈ $750 million since the beginning of 2007
  - FY2009: Ahead of expectations at $250+ million
  - Continued progress in FY2010: Targeting at least $225 million

ConAgra Cost Reductions (CCRs, in millions)


$300
$250
$200
$150
$100
$275
$240
$250
FY2007
FY2008
FY2009 est

SG&A Driving culture of Zero Overhead Growth (ZOG) Good progress on core SG&A in FY2009 Emerging SAP Benefits Supply chain and SG&A benefits Improved processes Visibility to costs Back Office efficiencies Implementation on track On time, on budget Benefits Economic Environment: Controlling Costs

Consumer Foods: Strong list pricing advances in FY2008/FY2009 Promotion & Merchandising: Surgical course corrections ongoing Drive specific merchandising price points in stores Implement trade spending strategies to capitalize on opportunities All Commercial Foods businesses price to recover inflation Net FY2009 price increases still significant, even after merchandising and promotion adjustments Economic Environment: Pricing Actions

Reiterate full FY2009 EPS guidance of slightly above $1.50 ^ $0.80 in H2 Q4 EPS greater than Q3 EPS (dollars) Consumer Foods operating profit improvement, concentrated in Q4 Banquet, Wesson results improve sequentially Innovation & marketing investment concentrated in Q3 53rd Week Full Year Outlook* *All EPS amounts are from continuing operations, excluding items impacting comparability. See Appendix A.

FY2010 EPS outlook information provided later in this fiscal year FY2010 Planning Considerations Planning for healthy EPS growth in FY2010 Consumer Foods profit growth reflecting: Moderating inflation Innovation Value appeal of portfolio FY2010 planning, including assessment of economic impacts, currently underway Challenging foodservice environment Volatile financial market impacts: Pension Expense, F/X

Long-Term Goals EPS* growth averaging 8-10% CAPEX: Trending lower with more focus on innovation Working Capital: Improving working capital-to-sales ratios ROIC* approaching 12-13% *EPS and ROIC guidance discussed in this presentation excludes items impacting comparability. The inability to predict the timing and amount of future items impacting comparability makes a detailed reconciliation of projections impracticable.

Appendix A: Regulation G Fiscal 2009 EPS Reconciliation for Regulation G purposes